OTHER INCOME, NET (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
OTHER INCOME, NET
Reimbursement from depository bank related to ADR program	$ 117,349	$ 92,144	$ 240,470
Sub-lease income	75,313	276,895	317,915
Gain on derecognition of long-aged operating liabilities	13,891	206,533	2,938,250
Government subsidies	0	135,265	1,484,789
Provision for Seed Music receivable (related party)			(980,000)
Other	(3,971)	35,121	99,615
Total	$ 202,582	$ 745,958	$ 4,101,039